Prospectus Supplement

August 8, 2012

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 8, 2012 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2012 of:

International Small Cap Portfolio

Effective on or about October 15, 2012, Burak Alici will be responsible for the day-to-day management of the International Small Cap Portfolio (the "Portfolio") and the sub-advisory agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited will be terminated. Accordingly, all references to Morgan Stanley Investment Management Limited as sub-adviser to the Portfolio will be deleted. In addition, the following changes to the Prospectus will be effective on or about October 15, 2012:

All references to the Portfolio's "Sub-Adviser" are hereby deleted and replaced with the "Adviser."

The section of the Prospectus entitled "Portfolio Summary—International Small Cap Portfolio—Principal Investment Strategies" is hereby deleted and replaced with the following:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI EAFE Small Cap Total Return Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities. Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of non-U.S. small cap companies. The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

The penultimate paragraph under the section of the Prospectus entitled "Portfolio Summary—International Small Cap Portfolio—Principal Risks" is hereby deleted and replaced with the following:

• Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

The section of the Prospectus entitled "Portfolio Summary—International Small Cap Portfolio—Sub-Adviser" is hereby deleted in its entirety.

The section of the Prospectus entitled "Portfolio Summary—International Small Cap Portfolio—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Burak Alici	Executive Director	October 2012

The section of the Prospectus entitled "Details of the Portfolios—International Small Cap Portfolio—Approach" is hereby deleted and replaced with the following:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI EAFE Small Cap Total Return Index.

The section of the Prospectus entitled "Details of the Portfolios—International Small Cap Portfolio—Process" is hereby deleted and replaced with the following:

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities. Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of non-U.S. small cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The penultimate paragraph under the section of the Prospectus entitled "Details of the Portfolios—International Small Cap Portfolio—Risks" is hereby deleted and replaced with the following:

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

The following is added before the section of the Prospectus entitled "Additional Information about the Portfolios' Investment Strategies and Risks—Initial Public Offerings":

Exchange-Traded Funds

The International Small Cap Portfolio may invest in shares of various ETFs. ETFs seek to track the performance of various portions or segments of the equity markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall as the value of the underlying index rises and falls. The market value of their shares may differ from the NAV of the particular underlying securities. As a shareholder in an ETF, the International Small Cap Portfolio would bear its ratable share of that entity's expenses. At the same time, the International Small Cap Portfolio would continue to pay its own investment management fees and other expenses. As a result, the International Small Cap Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

The section of the Prospectus entitled "Additional Information about the Portfolios' Investment Strategies and Risks—Portfolio Turnover," is hereby deleted and replaced with the following:

Certain Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Certain Portfolios may engage in frequent trading of securities to achieve their investment objectives. It is anticipated that, over time, a significant portion of the International Small Cap Portfolio's portfolio will turn over as a result of the changes in investment strategy and portfolio management team.

The section of the Prospectus entitled "Portfolio Management—International Small Cap Portfolio" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Burak Alici is the lead portfolio manager and is primarily responsible for the day-to-day management of the International Small Cap Portfolio. Mr. Alici has been associated with the Adviser in an investment management capacity since 2007. Prior to 2007, Mr. Alici managed a multi-strategy investment partnership in Istanbul for high net worth individuals from October 2002 to March 2005. From June 1999 to August 2002, Mr. Alici developed and implemented equity investments strategies at Ernst Research & Management.

Please retain this supplement for future reference.

  MSIGLINSPT3 8/12

Statement of Additional Information Supplement

August 8, 2012

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 8, 2012 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Statement of Additional Information dated April 30, 2012

Effective on or about October 15, 2012, Burak Alici will be responsible for the day-to-day management of the International Small Cap Portfolio (the "Portfolio") and the sub-advisory agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited will be terminated. Accordingly, all references to Morgan Stanley Investment Management Limited as sub-adviser to the Portfolio will be deleted. In addition, the following changes to the Statement of Additional Information will be effective on or about October 15, 2012:

The information in the table under the section of the Fund's Statement of Additional Information entitled "Investment Policies and Strategies" which summarize the permissible strategies and investments for the Portfolio is hereby deleted and replaced with the following:

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

International Small Cap
Equity Securities:

Common Stocks	✓

Depositary Receipts	✓

Preferred Stocks	✓

Rights	✓

Warrants	✓

IPOs	✓

Convertible Securities	✓

Limited Partnerships	✓

Investment Company Securities	✓

Real Estate Investing	✓

—REITs	✓

—Foreign Real Estate Companies	✓

—Specialized Ownership Vehicles	✓

Fixed Income Securities:

Investment Grade Securities	✓

High Yield Securities

U.S. Government Securities	✓

Agencies	✓

Corporates	✓

Money Market Instruments	✓

Cash Equivalents	✓

Mortgage Related Securities	✓

Repurchase Agreements	✓

Municipals

Asset-Backed Securities

Loan Participations and Assignments

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

International Small Cap
Temporary Investments	✓

Zero Coupons, Pay-In-Kind Securities	✓

or Deferred Payment Securities

Floaters

Inverse Floaters

Eurodollar and Yankee Dollar	✓

Obligations

Foreign Investment:

Foreign Equity Securities	✓

Foreign Government Fixed Income	✓

Securities

Foreign Corporate Fixed Income	✓

Securities

Emerging Market Securities	✓

Foreign Currency Transactions	✓

Brady Bonds	✓

Investment Funds	✓

Other Securities and Investment Strategies:

Loans of Portfolio Securities	✓

Non-Publicly Traded Securities,	✓

Private Placements and Restricted

Securities

When-Issued and Delayed Delivery	✓

Securities

Borrowing for Investment Purposes

Temporary Borrowing	✓

Reverse Repurchase Agreements

Short Sales

Derivatives:

Forwards	✓

Futures Contracts	✓

Options	✓

Swaps	✓

Contracts for Difference	✓

Structured Investments	✓

Combined Transactions	✓

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by the Portfolio Managers at December 31, 2011 (unless otherwise indicated)—International Small Cap" is hereby deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
International Small Cap
Burak Alici	3	$5.1 million	0	$0	0	$0

The information in table under the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Securities Ownership of Portfolio Managers (as of December 31, 2011, unless otherwise noted)—International Small Cap" is hereby deleted and replaced with the following:

Portfolio and Portfolio Managers	Portfolio Holdings
International Small Cap
Burak Alici	None

Please retain this supplement for future reference.